Exhibit 99.1

Stellus Capital Investment Corporation Investor Day December 14, 2021 HOUSTON, TX WASHINGTON D.C. CHARLOTTE, NC

| 2 Disclaimer THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY . THE INFORMATION CONTAINED HEREIN IS NOT INTENDED TO PROVIDE, AND SHOULD NOT BE RELIED UPON FOR, ACCOUNTING, LEGAL OR TAX ADVICE OR INVESTMENT RECOMMENDATIONS . THIS PRESENTATION IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY STELLUS CAPITAL INVESTMENT CORPORATION (“SCM”) SECURITIES . AN OFFERING IS ONLY MADE BY AN APPLICABLE PROSPECTUS . THIS PRESENTATION MUST BE READ IN CONJUNCTION WITH A PROSPECTUS IN ORDER TO FULLY UNDERSTAND ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH THE PROSPECTUS RELATES INCLUDING THOSE LISTED IN THE “RISK FACTORS” SECTION OF OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), INCLUDING THE IMPACT OF THE COVID - 19 PANDEMIC ON SCM, ITS PORTFOLIO COMPANIES, AND THE GLOBAL AND UNITED STATES ECONOMY . A COPY OF SUCH A PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH ANY OFFERING . BEFORE MAKING AN INVESTMENT DECISION WITH RESPECT TO SCM, INVESTORS ARE ADVISED TO CAREFULLY REVIEW AN APPLICABLE PROSPECTUS TO REVIEW THE RISK FACTORS DESCRIBED THEREIN, AND TO CONSULT WITH THEIR TAX, FINANCIAL, INVESTMENT AND LEGAL ADVISORS . THESE MATERIALS DO NOT PURPORT TO BE COMPLETE, AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCLOSURES CONTAINED IN AN APPLICABLE PROSPECTUS AND SCM’S RELATED DOCUMENTATION INCLUDING SEC FILINGS . STATEMENTS INCLUDED HEREIN MAY CONTAIN “FORWARD - LOOKING STATEMENTS” WHICH RELATE TO FUTURE PERFORMANCE OR FINANCIAL CONDITION . STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS PRESENTATION MAY CONSTITUTE FORWARD - LOOKING STATEMENTS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE OR RESULTS AND INVOLVE A NUMBER OF ASSUMPTIONS, RISKS AND UNCERTAINTIES, INCLUDING RISKS AND UNCERTAINTIES ASSOCIATED WITH THE COVID - 19 PANDEMIC ON SCM, ITS PORTFOLIO COMPANIES, AND THE GLOBAL AND UNITED STATES ECONOMY, WHICH CHANGE OVER TIME . ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE ANTICIPATED IN ANY FORWARD - LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING THOSE DESCRIBED FROM TIME TO TIME IN FILINGS BY SCM WITH THE SECURITIES AND EXCHANGE COMMISSION . SCM UNDERTAKES NO DUTY TO UPDATE ANY FORWARD - LOOKING STATEMENT MADE HEREIN . ALL OF THE INFORMATION IN THIS PRESENTATION, INCLUDING ANY FORWARD - LOOKING STATEMENTS, IS PRESENTED AS OF THE TIME PERIOD ON THE COVER OF THIS PRESENTATION (EXCEPT AS OTHERWISE SPECIFIED), IS SUBJECT TO CHANGE WITHOUT NOTICE, AND MAY HAVE CHANGED (POSSIBLY MATERIALLY) SINCE THE DATE ON THE COVER OF THIS PRESENTATION . SCM UNDERTAKES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS PRESENTATION TO ACCOUNT FOR CHANGES SUBSEQUENT TO ANY DATE AS OF WHICH SUCH INFORMATION IS GIVEN, EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS AND REGULATIONS . NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN, AND NOTHING SHALL BE RELIED UPON AS A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF SCM .

| 3 Stellus Capital Management, SCM’s investment adviser (“Stellus C a pi t al”), ha s on e of the mo s t e xperience d p ri v a t e c r edit investment teams in the marketplace with over 300 combined years of principal investing experience NYSE Ticker: SCM Shareholder Information Share Price Shares Outstanding Market Capitalization Total Assets Total Stockholders’ Equity $13.31 19.5 Million $259 Million $827 Million $276 Million Based in Houston, TX HOUSTON, TX 4400 Post Oak Parkway, Suite 2200 Houston, TX 77027 713.292.5400 WASHINGTON D.C. AREA 4520 East West Highway, Suite 605 Bethesda, MD 20814 301.634.3000 CHARLOTTE, NC 5605 Carnegie Boulevard, Suite 410 Charlotte, NC 28209 704.409.3335 Introduction to Stellus Overv iew • All daily trading information/multiples in this presentation as of December 10, 2021 unless otherwise noted • All other financial information as of September 30, 2021

Representatives Select Team Biographies Robert T. Ladd Houston Chairman & Chief Executive Officer Investment Committee Member ▪ Prior to Stellus Capital, joined the D . E . Shaw group in 2004 to lead the launch of the firm’s Direct Capital Unit, following a distinguished career in principal investing, energy, corporate finance and restructuring, and commercial banking . ▪ Former executive of Duke Energy Corporation serving as President and CEO of Duke Capital Partners, a merchant bank providing mezzanine and equity capital to the energy industry, and President of Duke Energy North America, a merchant energy company . ▪ Former Worldwide Managing Partner for Arthur Andersen’s corporate restructuring practice and U . S . Managing Partner for that firm’s corporate finance practice . ▪ Former President of First City Asset Servicing Company and Executive Vice President for the Texas Banking Division of First City Bancorporation of Texas . ▪ Received his B . A . from Rice University and an M . B . A . from The University of Texas at Austin where he was a Sord Scholar and recipient of the Dean’s Award for Academic Achievement . Todd Huskinson Houston Chief Financial Officer & Chief Compliance Officer Investment Committee Member ▪ Prior to Stellus Capital, joined the D. E. Shaw group in 2005. ▪ Former Managing Director of BearingPoint, Inc., where he led the Houston office’s middle market management consulting practice. ▪ Former Partner of Arthur Andersen, LLP, where he served clients in the audit, corporate finance and consulting practices. ▪ Received his B.B.A. in accounting from Texas A&M University and is a certified public accountant. Dean D’Angelo Washington D.C. Co - Head of Private Credit Director Investment Committee Member ▪ Prior to Stellus Capital, joined the D . E . Shaw group in 2005 . ▪ Former Principal of Allied Capital Corporation, a provider of debt and equity financing to primarily private, middle market companies . ▪ Former Principal of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation focused on providing mezzanine, equity, and senior debt financing to businesses in the energy sector . ▪ Began his career in the bankruptcy and consulting practice of Coopers & Lybrand L . L . P . in Washington, D . C . ▪ Received his B . B . A . in accounting from The College of William and Mary, an M . A . in international economics and international relations from The Paul H . Nitze School of Advanced International Studies at The Johns Hopkins University, and an M . B . A . , with a concentration in finance, from the Wharton School of the University of Pennsylvania . | 4

Representatives Selected Team Biographies Joshua Davis Houston Co - Head of Private Credit Investment Committee Member ▪ Prior to Stellus Capital, joined the D. E. Shaw group in 2004 to participate in the launch of the firm’s Direct Capital Unit. ▪ Former Vice President of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation focused on providing mezzanine debt, senior debt, and equity financing to businesses in the energy industry. ▪ Former Director of Arthur Andersen LLP’s global corporate finance practice where he provided restructuring and advisory services to a wide variety of clients. ▪ Received a B.B.A. in accounting and finance from Texas A&M University. Todd Overbergen Houston Investor Relations Investment Committee Member ▪ Mr. Overbergen is a founding partner of Stellus. ▪ Todd has more than 30 years of investing, finance, restructuring, and accounting experience. ▪ He joined Stellus at its formation in 2012 and had been with the team previously at the D. E. Shaw group since 2004. ▪ Prior to joining the D. E. Shaw group, Todd worked at Duke Capital Partners, LLC, and Arthur Andersen LLP where he invested debt and equity in private companies in the energy industry and provided investment banking and restructuring advisory services to companies across a broad range of industries including energy. ▪ Todd received a B.B.A. in accounting and a B.B.A. in finance from Texas A&M University. | 5

| 6 Why Invest? $2.1 Billion AUM for Stellus Platform Yea rs Management Track Record 17 Invested in 300 Companies $ 7 Bill i on Track Record of Covering Dividend Yea rs 9 Current Dividend Yield (1) 8.4% 3 - Year Return - on - Equity (1) 9.9% (1) Past performance is not indicative of future results. No assurance can be given that SCM’s investment objective will be achieved or that an investor will receive a return of all or any part of such investor’s investment. Investment results may vary significantly over any given time period.

Stellus Capital Investment Highlights

Why Us?

Experienced, Cohesive Team	▪ Partners have **worked together for over 17 years** and have built a culture of promoting from within ▪ Combine both extensive **direct lending and restructuring** experience
Strong Track Record	▪ **Sourced and managed across multiple cycles** over $7.1 billion of lower middle market ("LMM") investments consistent with Stellus Capital's flexible credit strategy since 2004 ▪ **Credit discipline** and **rigorous underwriting** have driven **low loss ratios** and **strong recovery rates** in private credit transactions
Focus on Lower Middle Market	▪ **Lead majority of investments** and implement **rigorous independent underwriting** of U.S. and Canadian LMM companies across all industry sectors with EBITDA up to ~$50 million ▪ **Directly originate conservatively structured and highly negotiated** transactions with robust covenant and reporting packages
Preferred Partner	▪ Focus on **sponsor-backed transactions** to provide a better risk/return profile and more efficient capital deployment ▪ **Proprietary long-term relationships** with middle market companies, management teams, financial sponsors, lending institutions and intermediaries leading to repeat deal flow

STELLUS CAPITAL INVESTMENT CORPORATION

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The Advantages of the Lower Middle Market (“LMM”) Performing, Cash - generating Companies that Lack Access to Traditional Financing Large and Growing $289 billion of dry powder in middle market private equity funds 1 Diverse Includes predominantly private companies across all industry sectors Sourcing Channels Established and well - capitalized private equity firms Criteria for Participation Relationships matter 1 Source: Pitch Book, as of December 2020 | 8 Lower Middle Market Industry Advantages Companies that have EBITDA of $5 million to $50 million

Investing Strategy Overview

Focus on Senior Secured / Unitranche Lending

Flexibility Across Debt Spectrum

- Ability to originate loans across the capital structure
- Wide range of customizable financing alternatives for changing market conditions

Attractive Risk-Return Profile

- Able to attain strong yields with moderate levels of leverage
- Average yield of 8.3%(1)



Stellus Capital Solutions
EBITDA Leverage Multiple
Yield
0.0x-3.0x
First Lien
L+4%-6%
0.0x-5.0x
Unitranche
L+5%-8%
2.5x-5.0x
Second Lien
L+8%-12%
Stellus Focus Area
3.0x-6.5x
Subordinated
Fixed 11%-14%
Preferred
Common

STELLUS CAPITAL INVESTMENT CORPORATION

(1) Past performance is not indicative of future results. No assurance can be given that SCM's investment objective will be achieved or that an investor will receive a return of all or any part of such investor's investment. Investment results may vary significantly over any given time period.

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Stellus Capital Investment Target Investment

What We Look For?

Target Borrowers

- EBITDA: $5 million to $50 million
- Primarily sponsored transactions
- Diversified industries

Transaction Types

- Leveraged buyouts
- Acquisitions
- Recapitalizations
- Growth opportunities
- Avoid:
  - *Unsecured loans*
  - *Fundless sponsor deals*
  - *Outsized positions*
  - *Rescue financings*

Typical Structures

- Investment sizes: $10 million to $50 million
- Cash interest, up-front fee and prepayment penalties, LIBOR floors
- Equity co-invest
- Five year term, 2.5 year average duration

Rationale for Sponsored Transactions

Further Oversight. A sponsor provides an additional layer of monitoring and expertise, and issues are solved more quickly due to better governance

Aligned Interests. Sponsored deals allow for more alternatives in the event of a problem, such as additional equity injection or changing management, and are more likely to act rationally in a workout

Unfiltered Access. Access to management teams and information facilitates a closer risk management process

Network of Resources. Private equity firms have access to highly qualified management teams and operating partners with extensive industry experience

First and Last Look. Close relationships with sponsors including less known private equity firms provide preferential deal flow with attractive terms

LMM Sponsored-backed Loans Favorable Characteristics

	Upper Middle Market / Broadly Syndicated	LMM / Directly Originated, Sponsor-Backed
Number of Lenders in Tranche	10-50+	1-3
Scope of Due Diligence	Limited	Full
Covenant Packages	Covenant-Lite	Strong, Heavily Negotiated
Access to Management	N/A	Regular Interaction
Access to Reporting	Limited	Full, Heavily Negotiated

STELLUS CAPITAL INVESTMENT CORPORATION

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| 11 Network of Deep Relationships ▪ Lower middle market private equity firms ▪ Portfolio companies of private equity firms ▪ Management teams and entrepreneurs ▪ Other lending firms with complementary strategies ▪ Commercial banks ▪ Investment banks ▪ Corporate operating advisers and other financial advisers ▪ Various other intermediaries including consultants, attorneys and other service providers Rigorous Underwriting - Deals Reviewed for Stellus Credit Platform 1 Differentiated Source Capabilities Lead majority of transactions and is a preferred financing source for sponsors and management teams 1. For illustrative purposes only. Data from April 2017 through December 2020. 2. Logos represent certain private equity firms that Stellus has worked with in the past. Inclusion of a firm’s logo in this lis t d oes not imply that such firm endorses Stellus Capital, its members or advisory services. Stellus Capital has no formal sourcing relationships with these firms and cannot guarantee that it will receive opportunities fr om these firms in the future. 2,564 Initial Screens 585 Initial Reviews 304 Due Diligence 107 Preliminary IC 63 Approved 52 C ommitt e d Conversion Rate 2.0%

Experience Matters in Deal Selection Track Record and Expertise Know Your Partners Start Out Strong Focus on Free Cash Flow and Operating Leverage Avoid Commodity Price Exposure Size Selection A Lien Matters | 12

Portfolio Management Highly Selective Focused on diversification in all ways — size, industry, sponsor and geography Investment teams in continuous contact with borrowers and typically have board observation rights Formal performance and valuation review of all companies quarterly Third party review of valuations twice per year and risk grade 3 and below every quarter | 13

Diverse Portfolio / Broad Geographical Reach Industry Concentration Note: Percentages are based total investments at fair value. Geographic Concentration Portfolio Statistics as of September 30, 2021 | 14

Managing Risk: Resilient Portfolio Prior to and Throughout COVID - 19 Pandemic Investment Category Definitions: 1 Exceeding expectations 2 Performing in accordance with plan 3 Requires closer monitoring (no loss of return or principal) 4 In workout (some loss of return; no loss of principal) 5 In workout (some loss of principal) Investment Category at 12/31/2019 Investment Category at 6/30/2021 Portfolio exceeding expectations or performing in accordance with plan Lower risk profile since COVID / improvement quarter - over - quarter RG 1 19% RG 2 71% RG 3 10% RG 4 0% RG 5 1% Weighted Average Risk Grade: 2.03 Weighted Average Risk Grade: 1.94 Weighted Average Risk Grade: 1.92 | 15 Investment Category at 9/30/2021

| 16 Equity Co - Invest Highlights Achieve Net Realized Equity Gains Over Time • Equity Co - Investments are Key to Investment Strategy • Life to Date Net Realized Equity Gains of $39 Million (1) • 22 Equity Realizations Life to Date • Current Equity Positions: 61 with a Cost Basis of $48mm , and FV of $70mm ROI on Equity Realizations Since Inception is 2.8X through 9/30/2021 (1) (1) Past performance is not indicative of future results. No assurance can be given that SCM’s investment objective will be achieved or that an investor will receive a return of all or any part of such investor’s investment. Investment results may vary significantly over any given time period. Since 9/30/2021, $9.2 Million of Additional Realized Equity Gains (1)

Financials

Financials Core NII has Covered Dividend Since Inception ($ in 000's except per share data) Q3 2021 Unaudited A ss e t s FY 2020 Audited 4 Cash $ 37 , 75 4 $ 18 , Investment Portfolio (at fair value) 785 , 69 9 653 , Other Assets 3 , 56 6 3 Total Assets $ 827,019 $ 67 4 Liabilities Credit Facility $ 187,879 $ Notes Payable 97 , 99 0 SBA Debentures 244 , 32 9 Total Funded Debt $ 530,198 $ Other Liabilities 21 , 17 6 Total Liabilities $ 551,374 $ Total Stockholder Equity 275 , 64 5 Total Capitalization $ 827,019 $ NAV Per Share $ 14 . 1 5 * Core net investment income, as presented, excludes the impact of capital gains incentive fees and income taxes, the majority of which are excise taxes . The Company believes that presenting core net investment income and the related per share amount is a useful supplemental disclosure for analyzing its financial performance . However, core net investment income is not a U . S . generally accepted accounting principle ("U . S . GAAP") measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U . S GAAP . A reconciliation of net investment income in accordance with U . S GAAP to core net investment income is presented in the table below the financial statements . | 18 ($ in 000's except per share data) Q3 2021 Unaudited Total Investment Income $ 17,029 Interest expense and debt financing fees $ 4,854 Management fees $ 3,473 Operating Expenses $ 1,444 Incentive fee expense $ 1,452 Capital gains incentive fee expense $ 1,742 Net Investment Income $ 4,064 Net Realized Gain $ 7,921 Tax Provision on Realized Gain $ (681) Net Unrealized Gain / (Loss) $ 2,081 (Provision) benefit for taxes on unrealized appreciation on investments $ (606) Change in Net Assets from Operations $ 12,779 Net Investment Income Per Share (NII) $ 0.21 Core NII per Share* $ 0.31 Realized Income Per Share $ 0.58 Distributions Per Share $ 0.58 Weighted Average Shares Outstanding 19,486,003

Diversified Sources of Long - Term / Cost - Efficient Capital | 19 (5) SBIC I Debentures $150 million $150 million 3.41% (Fixed) (4) Varied SBIC II Debentures $100 million $100 million 1.53% (Fixed) Varied Unsecured Notes $100 million $100 million 4.875% (Fixed) March 30, 2026 (5) LIBOR + 2.5% $189.8 million September 18, 2025 Syndicated Credit Facility led by Amegy (1) $230 million FUNDING SOURCES INTEREST RATE (3) MATURITY FACILITY/ISSUANCE SIZE OUTSTANDING (2) (1) Amegy Bank credit facility closed on October 11, 2017 and was amended and extended in September 2020. (2) Outstanding balances are all as of September 30, 2021 (3) Does not include amortization of loan fees. (4) SBA debentures issued to SBIC I mature March 1, 2025 - March 1, 2029. (5) SBA debentures issued to SBIC II mature March 1, 2030 - September 1, 2031.

Interest Rate Sensitivity 95% loan portfolio at floating rates Weighted average LIBOR floors 1.2% Funding Sources Loan Portfolio 35% floating rate 65% are fixed rate Beneficiary of Higher Interest Rates | 20

Cumulative Distributions Declared per share Since IPO $11.99 per share in cumulative distributions since Stellus IPO in 2012 (as of September 30, 2021)* *Includes dividends for fourth quarter ended December 31, 2021 declared on September 14, 2021 | 21

Recent Dividends Declared* | 22 Declared E x - Divide n d Date Record Date Payment Date Regular Amount per Share 9/14/21 10/28/21 10/29/21 11/15/21 $0.0933 9/14/21 11/29/21 11/30/21 12/15/21 $0.0933 9/14/21 12/15/21 12/16/21 12/31/21 $0.0933 * Please refer to the website regarding the U.S. federal income tax characteristics of our 2020 dividends. The information is posted under “Tax Information” (https:// www.stelluscapital.com/public - investors/tax - information). The regular dividend is an aggregate of $0.28 per share for the fourth quarter as follows: In October 2021, the board declared an additional dividend of $0.02 per share in each of January, February and March 2022, or an aggregate of $0.06 per share.

What Factors Will Impact 2022 | 23 Macro - e c onomic Outlook LMM Private Equity Dry Powder M&A Activity Track Record of Investing

| 24 Why Invest? $2.1 Billion AUM for Stellus Platform Yea rs Management Track Record 17 Invested in 300 Companies $ 7 Bill i on Track Record of Covering Dividend Yea rs 9 Current Dividend Yield (1) 8.4% 3 - Year Return - on - Equity (1) 9.9% (1) Past performance is not indicative of future results. No assurance can be given that SCM’s investment objective will be achieved or that an investor will receive a return of all or any part of such investor’s investment. Investment results may vary significantly over any given time period.

Corporate Information

Executive Officers

Robert T. Ladd
Chairman, President &
Chief Executive Officer

W. Todd Huskinson
Chief Financial Officer,
Chief Compliance Officer,
Treasurer and Secretary

Directors

J. Tim Arnoult [1]

Bruce R. Bilger [1]

Dean D'Angelo

Robert T. Ladd, Chairman

William C. Repko [1]

[1] Independent Directors

Research Coverage

Hovde Group
Bryce Rowe, 804-318-0969

Keefe, Bruyette & Woods
Ryan Lynch, 314-342-2194

Ladenburg Thalmann Financial Services
Christopher Nolan, 212-667-7136

Oppenheimer Equity Research
Mitchel Penn, 212-667-6699

Raymond James
Robert Dodd, 901-579-4560

Share Information

Share Price	$13.31
Shares Outstanding	19,486,003
Market Capitalization	$259.4M
Total Assets	$827 Million
Total Stockholders' Equity	$276 Million
NAV per share	$14.15
Ratio of Price to NAV per share	0.94x

Dividends

Dividend Frequency	Monthly
Last Monthly Dividend	$0.09333
Annualized Indicated Yield**	8.4%(1)

Debt

Regulatory Leverage	1.05x
Total Leverage (incl. SBIC debentures)	1.95x

Investment Committee

Robert T. Ladd
Chairman, President & Chief Executive Officer

Dean D'Angelo
Co-Head of Private Credit *

Joshua T. Davis
Co-Head of Private Credit *

W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer,
Treasurer and Secretary

Todd A. Overbergen
Investment Committee Member*

Service Providers

Stock Transfer Agent- Broadridge Corporate Issuer Solutions, Inc.

Bond Trustee- US Bank National Association

Auditors- Grant Thornton, LLP

Counsel- Eversheds Sutherland, LLP

Investor Relations- The Equity Group Inc.

Securities Listing

Common Stock NYSE : SCM

Corporate Headquarters

4400 Post Oak Parkway, Suite 2200

Houston, TX, 77027

Phone: 713-292-5400

STELLUS CAPITAL INVESTMENT CORPORATION

- * Stellus Capital Management, LLC
- ** As of December 10, 2021

(1) Past performance is not indicative of future results. No assurance can be given that SCM's investment objective will be achieved or that an investor will receive a return of all or any part of such investor's investment. Investment results may vary significantly over any given time period.

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HOUSTON, TX WASHINGTON D.C. CHARLOTTE, NC Appendix and Financial Supplements

Financial Highlights | 27 ($ in millions, except data relating to per share amounts and shares outstanding) 1. Core net investment income, as presented, excludes the impact of capital gains incentive fees and income taxes, the majority of which are excise taxes. The company believes presenting core net investment income and the related per share amount is a useful supplemental disclosure for analyzing its financial performance. However, core net investment income is a non - U.S GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S GAAP. A reconciliation of net investment income in accordance with U.S GAAP to core net investment income is presented in the company’s October 28, 2021 press release available under Press Releases - Stellus Capital Management, LLC 2. Total realized income is the sum of net investment income and net realized gains on investments, both U.S GAAP measures. 3. In 2020, fourth quarter dividends were declared in the third quarter. Q 3 - 21 YTD - 21 Amount Per Share Amount Per Share Net investment income $4.06 $0.21 $14.66 $0.75 Core net investment income (1) 6.00 0.31 17.22 0.88 Net realized gain on investments 7.92 0.40 6.60 0.34 Provision for taxes on realized gain on investments in taxable subsidiaries $(0.68) $(0.03) $(0.68) $ ( 0.0 3 ) Loss on debt extinguishment - - (0.54) (0.03) Total realized income (2) 11.30 0.58 20.04 1.03 Distributions Q1 Distributions - - (4.87) (0.25) Q2 Distributions - - (4.87) (0.25) Q3 Distributions (5.84) (0.30) (5.84) (0.30) Q4 Distributions (5.46) (0.28) (5.46) (0.28) Total Distributions (11.30) (0.58) (21.04) (1.08) Net unrealized appreciation (depreciation) on investments 2.08 0.11 3.87 0.20 Provision for taxes on unrealized gains on investments in taxable subsidiaries (0.61) (0.03) (0.59) (0.03) Net increase in net assets resulting from operations $12.78 $0.66 $23.32 $1.20 Weighted average shares outstanding 19,486,003 19 , 48 6 , 00 3

Portfolio Characteristics | 28 ($ in millions, except data relating to per share amounts and number of portfolio companies) (1) The dollar - weighted average annualized effective yield is computed using the effective interest rate for our debt investments and other income producing investments, including cash and Paid - In - Capital interest, as well as the accretion of deferred fees . The individual investment yields are then weighted by the respective cost of the investments (as of the date presented) in calculating the weighted average effective yield of the portfolio . The dollar - weighted average annualized yield on the Company’s investments for a given period will generally be higher than what investors of our common stock would realize in a return over the same period because the dollar - weighted average annualized yield does not reflect the Company’s expense or any sales load that may be paid by investors . The dollar weighted average yield on total investments takes the same yields as calculated in the footnote above, but weights them to determine the weighted average effective yield as a percentage of the Company’s total investments, including non - income producing loans and equity . (2) As of As of September 30, December 31, 2021 2020 Investments at fair value $785.7 $653.4 Total assets $827.0 $674.9 Net assets $275.6 $273.4 Shares outstanding 19,486,0 0 3 19,486,003 Net asset value per share $14.15 $14.03 Q u ar t er Ended Nine Mo n t h s September 30, September 30, 2021 2021 New investments $60.5 $243.3 Repayments of investments (67 . 4) (12 3 . 6 ) Net activity $(6 . 9) $119.7 As of As of September 30, December 31, 2021 2020 Number of portfolio company investments 74 66 Number of portfolio company debt investments 58 51 Weighted average yield of debt and other income producing investments (3) Cash 7.7% 7.8% Payment - in - kind ("PIK') 0.2% 0.0% Fee amortization 0.4% 0.5% Total 8.3% 8.3% Weighted average yield on total investments (4) Cash 7.2% 7.4% Payment - in - kind ("PIK') 0.2% 0.0% Fee amortization 0.4% 0.5% Total 7.8% 7.9%